UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2022

INTERPRIVATE II ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40152	85-3122877
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, 2nd Floor

New York, NY 10019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 920-0125

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	IPVA.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	IPVA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	IPVA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously announced, on May 11, 2022, InterPrivate II Acquisition Corp. (“InterPrivate II”), TMPST Merger Sub I Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of InterPrivate II (“First Merger Sub”), TMPST Merger Sub II LLC, a Delaware limited liability company and newly formed, wholly-owned direct subsidiary of InterPrivate II (“Second Merger Sub”), and Getaround, Inc. (“Getaround”) entered into an Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Merger Agreement”). If the Merger Agreement and the transactions contemplated thereby are adopted and approved by InterPrivate II’s stockholders, and the business combination is subsequently completed, (a) First Merger Sub will merge with and into Getaround (the “First Merger”), with Getaround being the surviving corporation of the First Merger, and (b) immediately following the First Merger, Getaround will merge with and into Second Merger Sub (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the Mergers and other transactions described in the Merger Agreement, the “Business Combination” or “Proposed Transaction”), with Second Merger Sub being the surviving company of the Second Merger.

In connection with the Business Combination, InterPrivate II filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, as amended (File No. 333-266054) containing a proxy statement/prospectus which was declared effective on November 14, 2022 and on November 16, 2022, InterPrivate II filed a definitive proxy statement/prospectus with the SEC dated November 14, 2022 (the “Proxy Statement/Prospectus”).

Item 1.01	Entry into a Material Definitive Agreement.

Non-Redemption Agreement

On November 28, 2022, InterPrivate II entered into a Non-Redemption Agreement (the “Non-Redemption Agreement”) with the Magnetar Funds (as defined in the Non-Redemption Agreement) (each, a “Non-Redeeming Stockholder”). Pursuant to the Non-Redemption Agreement, each Non-Redeeming Stockholder agreed that it will, at InterPrivate II’s election, not redeem an amount of shares of Class A Common Stock of InterPrivate II (the “Common Stock”) beneficially owned by such Non-Redeeming Stockholder (the “Committed Shares”) up to an aggregate of 1,550,000 shares, to the extent elected by InterPrivate II, provided that (i) InterPrivate II and Getaround require no more than $15.5 million of additional gross proceeds to satisfy the minimum cash condition of at least $50 million additional gross proceeds (the “Mudrick Minimum Cash Condition”), as required by the Convertible Note Subscription Agreement, dated as of May 11, 2022, between InterPrivate II and Mudrick Capital Management L.P. (the “Mudrick Note Subscription Agreement”), and (ii) at least 9,000,000 shares of Common Stock will be offered by InterPrivate II to all non-redeeming holders of Common Stock on a pro rata basis without payment of a purchase price upon the consummation of the Business Combination. In consideration of the Non-Redeeming Stockholder’s commitment to not redeem the Committed Shares, to the extent elected by InterPrivate II, InterPrivate II agreed to pay a cash fee of $3,000,000 in the aggregate to all of the Non-Redeeming Stockholders upon the closing of the Business Combination and the sale of the notes pursuant to the Mudrick Note Subscription Agreement. In addition, each Non-Redeeming Stockholder agreed that until the earlier of (i) the consummation of the Business Combination, (ii) an announcement that the Business Combination will not occur, or (iii) January 31, 2023, it will not transfer, pledge, or engage in any short sales with respect to shares of Common Stock it currently beneficially owns in excess of an aggregate limit of 454,500 shares when taken together with any such actions taken by the other Non-Redeeming Stockholders.

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Item 8.01	Other Events.

Service Fee to Sponsor Affiliates

As previously disclosed in the Registration Statement on Form S-1 initially filed by InterPrivate II with the SEC on February 17, 2022 and declared effective on March 9, 2022, InterPrivate II may make payments to InterPrivate Acquisition Management II, LLC (the “Sponsor”) and its affiliates certain fees including “payment of consulting, success or finder fees to our sponsor, officers, directors, initial stockholders or their affiliates in connection with the consummation of our initial business combination.” On November 25, 2022, the audit committee of InterPrivate II’s Board of Directors approved a fee up to an aggregate amount of $2,000,000 to certain management members of InterPrivate II and affiliates of the Sponsor for their services in facilitating the consummation of the Business Combination.

Updates to the Disclosure of the Sponsor’s Interests in the Business Combination in the Proxy Statement/Prospectus

This current report on Form 8-K is being filed in order to, among other things, update and supplement the information regarding the Sponsor’s interests in the Business Combination disclosed on pages 23-24, 46-47, 104-105, 156-157, and 204-205 of the Proxy Statement/Prospectus. A redlined copy of these disclosures marked to show the changes to the original disclosures in the Proxy Statement/Prospectus is attached herewith as Exhibit 99.1 and is incorporated by reference.

This information should be read in conjunction with the Proxy Statement/Prospectus, and if there is any inconsistency between the information in the Proxy Statement/Prospectus and this current report on Form 8-K, you should rely on the information in this current report on Form 8-K.

Additional Information and Where to Find It

In connection with the Proposed Transaction, InterPrivate II filed a registration statement on Form S-4 (File No. 333-266054) (as amended, the “Registration Statement”) with the SEC, which includes a proxy statement with respect to the stockholder meeting of InterPrivate II to vote on the Proposed Transaction and a prospectus with respect to the combined company’s securities to be issued in connection with the Proposed Transaction. The Registration Statement was declared effective by the SEC on November 14, 2022. The definitive proxy statement/prospectus has been sent to all InterPrivate II stockholders. InterPrivate II also will file with the SEC other documents regarding the Proposed Transaction, including Prospectus Supplement No. 1 filed with the SEC on November 23, 2022 (“Prospectus Supplement No. 1”) and Prospectus Supplement No. 2 filed concurrently with the filing of this current report on Form 8-K (“Prospectus Supplement No. 2”). Before making any voting decision, investors and security holders of InterPrivate II are urged to read the Registration Statement, the definitive proxy statement/prospectus, as supplemented by the information contained in this current Report on Form 8-K, Prospectus Supplement No. 1 and Prospectus Supplement No. 2, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction as they become available because they will contain important information about InterPrivate II, Getaround and the Proposed Transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by InterPrivate II through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by InterPrivate II may be obtained free of charge from InterPrivate II’s website at https://ipvspac.com/ or by written request to InterPrivate II at InterPrivate II Acquisition Corp., 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

Participants in Solicitation

InterPrivate II and Getaround and their respective directors and officers may be deemed to be participants in the solicitation of proxies from InterPrivate II’s stockholders in connection with the Proposed Transaction. Information about InterPrivate II’s directors and executive officers and their ownership of InterPrivate II’s securities is set forth in InterPrivate II’s filings with the SEC, including InterPrivate II’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022, and in the Registration Statement. Additional information regarding the names and interests in the Proposed Transaction of InterPrivate II’s and Getaround’s respective directors and officers and other persons who may be deemed participants in the Proposed Transaction may be obtained by reading the definitive proxy statement/prospectus regarding the Proposed Transaction. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This current report on Form 8-K, including any exhibits filed herewith, contains certain forward-looking statements within the meaning of the federal securities laws with respect to the benefits of the Proposed Transaction between Getaround and InterPrivate II and the anticipated timing of the completion of the Proposed Transaction. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Proposed Transaction and related capital raising required for closing may not be completed in a timely manner or at all; (ii) the risk that the Proposed Transaction may not be completed by InterPrivate II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by InterPrivate II; (iii) the failure to satisfy the conditions to the consummation of the Proposed Transaction, including the adoption of the Merger Agreement by the stockholders of InterPrivate II and Getaround, the satisfaction of the minimum cash condition to closing, including funds in InterPrivate II’s trust account following redemptions by InterPrivate II’s public stockholders and alternative capital raising transactions, and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vi) the effect of the announcement or pendency of the Proposed Transaction on Getaround’s business relationships, performance, and business generally; (vii) risks that the Proposed Transaction disrupts Getaround’s current plans and potential difficulties in Getaround’s employee retention as a result; (viii) the outcome of any legal proceedings that may be instituted against Getaround or against InterPrivate II related to the Merger Agreement or the Proposed Transaction; (ix) the ability to meet New York Stock Exchange listing standards at or following the consummation of the Proposed Transaction; (x) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which Getaround operates, variations in performance across competitors, changes in laws and regulations affecting Getaround’s business and the ability of Getaround and the post-combination company to retain its management and key employees; (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities; (xii) the risk of adverse or changing economic conditions, including the resulting effects on consumer preference and spending, and the possibility of rapid change in the highly competitive industry in which Getaround operates; (xiii) the risk that Getaround and its current and future partners are unable to successfully develop and scale Getaround’s products and offerings, or experience significant delays in doing so; (xiv) the impact of Getaround’s business model on reducing pollution and emissions given its scale; (xv) the ability of Getaround to maintain an effective system of controls over financial reporting; (xvi) the ongoing impact of the COVID-19 pandemic on Getaround’s business and results of operations despite recent easing of these impacts; (xvii) the ability of Getaround to respond to general economic conditions; (xviii) the acceptance or adoption of carsharing as an alternative to car ownership in the geographies in which Getaround operates its business; (xix) risks associated with increased competition among providers of carsharing or other modes of transportation; (xx) the ability of Getaround to manage its growth effectively; (xxi) the ability of Getaround to achieve the expected benefits from strategic acquisitions; (xxii) the ability of Getaround to achieve and maintain profitability in the future; and (xxiii) the ability of Getaround to access sources of capital to finance operations and growth and to have sufficient funds to meet its working capital and capital expenditure requirements for the next 12 months after the closing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of InterPrivate II’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement and proxy statement/prospectus discussed above and other documents filed by InterPrivate II from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Getaround and InterPrivate II assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Getaround nor InterPrivate II gives any assurance that either Getaround or InterPrivate II will achieve its expectations.

No Offer or Solicitation

This current report on Form 8-K, including any exhibits filed herewith, is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of InterPrivate II, Getaround, First Merger Sub or Second Merger Sub, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Non-Redemption Agreement dated November 28, 2022 by and between InterPrivate II Acquisition Corp. and Magnetar Financial LLC.

99.1	Redline of the Disclosure regarding the Sponsor’s Interests in the Business Combination in the Proxy Statement/Prospectus.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPRIVATE II ACQUISITION CORP.

Date: November 29, 2022	By:	/s/ Brandon Bentley
	Name:	Brandon Bentley
	Title:	General Counsel